SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)       March 31, 1995



   CIS CAPITAL EQUIPMENT FUND, LTD. 2, A CALIFORNIA LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


           Florida                      0-16763                  59-2737253
(State or other jurisdiction of        (Commission          (I.R.S. Employer
 incorporation or organization)        File Number)        Identification No.)


  880 Carillon Parkway, St. Petersburg, Florida                 33716
(Address of
principal executive offices)                                  (Zip Code)


Registrant's Telephone Number (Including Area Code)       (813) 573-3800
















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
Item 2.     Acquisition or Disposition of Assets


      On December 31, 1994, CIS Capital Equipment Fund, Ltd. 2, a California Limited
Partnership ("Seller") sold to Tidewater, Inc. ("Purchaser"), Four (4) Supply Vessels for the amount of $8,051,201.


Item 7.     Exhibits

            To be filed by amendment.

































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



                                   SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                    CIS Capital Equipment Fund, Ltd. 2
                                      A California Limited Partnership

                                    RJ Leasing, Inc.
                                      A General Partner



Date:                               By:
                                          J. Davenport Mosby, III
                                          President
























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